MELLON














SECURITIES TRADING POLICY
















Questions Concerning the Securities Trading Policy?
Contact Corporate Compliance, (412) 234-1661
AIM 151-4340, Mellon Bank, Pittsburgh, PA 15258-0001







Dear Colleague:



At Mellon, we take great pride in our transformation over the years from a regional bank to a global financial services company. Our growth makes us better able to meet customers' changing needs, gives us greater stability during any unexpected economic downturn and affords us the opportunity to be the best performing financial services company.


This diversity of our businesses also makes us a complex organization, which is why it's more important than ever that you clearly understand Mellon's Securities Trading Policy. Mellon has long maintained strict policies regarding securities transactions, all with the same clear-cut objective: to establish and demonstrate our compliance with the high standards with which we conduct our business.

If you are new to Mellon, please take the time to fully understand the Policy and consult it whenever you are unsure about appropriate actions. If you have seen the Policy previously, I urge you to renew your understanding of the entire document and its implications for you. Only by strict adherence to the Policy can we ensure that our well-deserved reputation for integrity is preserved.

Sincerely yours,


Martin G. McGuinn





CONTENTS

                                                                               PAGE
INTRODUCTION                                                                     1

CLASSIFICATION OF EMPLOYEES                                                      2
                 -Insider Risk Employees
                 -Investment Employees
                 -Access Decision Makers
                 -Other Employees
                 -Consultants, Independent Contractors and Temporary Employees

PERSONAL SECURITIES TRADING PRACTICES                                            3

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES                          3
                 Quick Reference - Insider Risk Employees                        5
                 Standards of Conduct for Insider Risk Employees                 6
                 Restrictions on Transactions in Mellon Securities               9
                 Restrictions on Transactions in Other Securities               11
                 Protecting Confidential Information                            14

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES                           17
                 Quick Reference - Investment Employees                         19
                 Standards of Conduct for Investment Employees                  20
                 Restrictions on Transactions in Mellon Securities              24
                 Restrictions on Transactions in Other Securities               26
                 Protecting Confidential Information                            29

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES                              31
                 Quick Reference - Other Employees                              33
                 Standards of Conduct for Other Employees                       34
                 Restrictions on Transactions in Mellon Securities              35
                 Restrictions on Transactions in Other Securities               37
                 Protecting Confidential Information                            39

GLOSSARY        Definitions                                                     43

                Exhibit A - Sample Letter to Broker                             49








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INTRODUCTION       The Securities Trading Policy (the "Policy") is designed to
------------       reinforce Mellon Financial Corporation's ("Mellon's")
                   reputation for integrity by avoiding even the appearance of impropriety in the conduct of Mellon's business. The Policy sets forth procedures and limitations which govern the personal securities transactions of every Mellon Employee.

                   Mellon and its employees are subject to certain laws and regulations governing personal securities trading. Mellon has developed this Policy to promote the highest standards of behavior and ensure compliance with applicable laws.

                   Employees should be aware that they may be held personally liable for any improper or illegal acts committed during the course of their employment, and that "ignorance of the law" is not a defense. Employees may be subject to civil penalties such as fines, regulatory sanctions including suspensions, as well as criminal penalties.

                   Employees outside the United States are also subject to applicable laws of foreign jurisdictions, which may differ substantially from US law and which may subject such employees to additional requirements. Such employees must comply with applicable requirements of pertinent foreign laws as well as with the provisions of the Policy. To the extent any particular portion of the Policy is inconsistent with foreign law, employees should consult the General Counsel or the Manager of Corporate Compliance.

                   Any provision of this Policy may be waived or exempted at the discretion of the Manager of Corporate Compliance. Any such waiver or exemption will be evidenced in writing and maintained in the Audit and Risk Review Department.

                   Employees must read the Policy and must comply with it. Failure to comply with the provisions of the Policy may result in the imposition of serious sanctions, including but not limited to disgorgement of profits, dismissal, substantial personal liability and referral to law enforcement agencies or other regulatory agencies. Employees should retain the Policy in their records for future reference. Any questions regarding the Policy should be referred to the Manager of Corporate Compliance or his/her designee.


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CLASSIFICATION OF  The Policy is applicable to all employees of Mellon and all
EMPLOYEES          of its subsidiaries which are more than 50% owned by Mellon.
                   This includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees. It does not include consultants and contract or temporary employees, nor employees of subsidiaries which are 50% or less owned by Mellon. Although the Policy provisions generally have worldwide applicability, some sections of the Policy may conflict with the laws or customs of the countries in which Mellon operations are located. The Policy may be amended for operations outside the United States only with the approval of the Manager of Corporate Compliance.

                   Employees are engaged in a wide variety of activities for Mellon. In light of the nature of their activities and the impact of federal and state laws and the regulations thereunder, the Policy imposes different requirements and limitations on employees based on the nature of their activities for Mellon. To assist employees in complying with the requirements and limitations imposed on them in light of their activities, employees are classified into one of four categories: Insider Risk Employee, Investment Employee, Access Decision Maker and Other Employee. Appropriate requirements and limitations are specified in the Policy based upon an employee's classification.

                   Business line management, in conjunction with the Manager of Corporate Compliance, will determine the classification of each employee based on the following guidelines. Employees should confirm their classification with their Preclearance Compliance Officer or the Manager of Corporate Compliance.

INSIDER RISK       You are considered to be an Insider Risk Employee if, in the
EMPLOYEE           normal conduct of your Mellon responsibilities, you are
                   likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's commercial credit or corporate finance customers. This will typically include certain employees in the credit, lending and leasing businesses, certain members of the Audit and Risk Review, and Legal Departments, and all members of the Senior Management
                   Committee who are not Investment Employees.

INVESTMENT         You are considered to be an Investment Employee if, in the
EMPLOYEE           normal conduct of your Mellon responsibilities, you are
                   likely to receive or be perceived to possess or receive, material nonpublic information concerning Mellon's trading in securities for Mellon's account or for the accounts of others, and/or if you provide investment advice. This will typically include:

                   o certain employees in fiduciary securities sales and trading, investment management and advisory services, investment research and various trust or fiduciary functions;

                   o an employee of a Mellon entity registered under the Investment Advisers Act of 1940 who is also an "Access Person" as defined by Rule 17j-1 of the Investment Company Act of 1940 (see glossary); and

                   o any member of Mellon's Senior Management Committee who, as part of his/her usual duties, has management responsibility for fiduciary activities or routinely has access to information about customers' securities transactions.

ACCESS DECISION    A person designated as such by the Investment Ethics
MAKER (ADM)        Committee. Generally, this will be portfolio managers
                   and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for mutual funds and other managed accounts.
                   See further details in the Access Decision Maker edition of the Policy.

OTHER              You are considered to be an Other Employee if you are an
EMPLOYEE           employee of Mellon Financial Corporation or any of
                   its direct or indirect subsidiaries who is not an Insider
                   Risk Employee, Investment Employee, or an ADM.


CONSULTANTS,       Managers should inform consultants, independent contractors
INDEPENDENT        and temporary employees of the general provisions of the
CONTRACTORS AND    Policy (such as the prohibition on trading while in
TEMPORARY          possession of material nonpublic information), but generally
EMPLOYEES          they will not be required to preclear trades or report their personal securities holdings. If one of these persons would be considered an Insider Risk Employee, Investment Employee or Access Decision Maker if the person were a Mellon employee, the person's manager should advise the Manager of Corporate Compliance who will determine whether such individual should be subject to the preclearance and reporting requirements of the Policy.







PERSONAL SECURITIES TRADING PRACTICES












SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES




























CONTENTS

                                                                              Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION ONE - APPLICABLE TO INSIDER RISK EMPLOYEES
                 Quick Reference - Insider Risk Employees                       5
                 Standards of Conduct for Insider Risk Employees                6
                      --Conflict of Interest                                    6
                      --Material Nonpublic Information                          6
                      --Brokers                                                 6
                      --Personal Securities Transaction Reports                 6
                      --Preclearance for Personal Securities Transactions       6
                      --Exemptions from Requirement to Preclear                 7
                      --Gifting of Securities                                   8
                      --DRIPs, DPPs and AIPs                                    8
                      --Restricted List                                         8
                      --Confidential Treatment                                  9
                 Restrictions on Transactions in Mellon Securities              9
                      --Mellon 401(k) Plan                                      10
                      --Mellon Employee Stock Options                           11
                 Restrictions on Transactions in Other Securities               11
                      --Prohibition on Investments in Securities of Financial   12
                 Services Organizations                                         13
                 Beneficial Ownership                                           13
                 Non-Mellon Employee Benefit Plans                              13
                 Protecting Confidential Information                            14
                      --Insider Trading and Tipping                             15
                      --The "Chinese Wall"
GLOSSARY         Definitions                                                    43

                 Exhibit A - Sample Letter to Broker                            49









QUICK REFERENCE - INSIDER RISK EMPLOYEES
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SOME THINGS     1.  Duplicate Statements & Confirmations - Instruct your broker,
YOU MUST DO         trust account manager or other entity through which you have a securities trading account to send directly to MANAGER OF
                    CORPORATE COMPLIANCE, MELLON BANK, PO BOX 3130, PITTSBURGH,
                    PA 15230-3130:

                    o Trade confirmations summarizing each transaction

                    o Periodic statements

                    Exhibit B of this Policy can be used to notify your broker. This applies to all accounts in which you have a beneficial interest. (See Glossary)


                2. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the Manager of Corporate Compliance. This can be done by completing a Preclearance Request Form and:

                    o delivering the request to the Manager of Corporate
                      Compliance, AIM 151-4340,

                    o faxing the request to (412) 234-1516, or

                    o contacting the Manager of Corporate Compliance for
                      other available notification options.

                   Preclearance Request Forms can be obtained from Corporate Compliance (412) 234-1661. If preclearance approval is received the trade must be executed before the end of the 3rd business day (with the date of approval being the 1st business day), at which time the preclearance approval will expire.

                3. Special Approvals

                o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head and the Manager of Corporate Compliance.

                o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

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SOME THINGS       Mellon Securities - The following transactions in Mellon
YOU MUST NOT DO   securities are prohibited for all Mellon Employees:

                o Short sales
                o Purchasing and selling or selling and purchasing within 60 days
                o Purchasing or selling during a blackout period o Margin
                  purchases or options other than employee options.

                Non-Mellon Securities - New investments in financial services organizations are prohibited for certain employees only - see page 12.

                Other restrictions are detailed throughout Section One. Read the Policy!

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EXEMPTIONS      Preclearance is NOT required for:
                                ---
                o  Purchases or sales of municipal bonds, non-financial
                   commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, securities issued by investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.
                o  Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.
                o  Transactions that are non-volitional on the part of an
                   employee (such as stock dividends).
                o  Changes in elections under Mellon's 401(k) Retirement Savings
                   Plan.
                o  An exercise of an employee stock option administered by Human
                   Resources.
                o  Automatic reinvestment of dividends under a DRIP or Automatic
                   Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.)
                o  Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 8).

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QUESTIONS?      (412) 234-1661
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This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF    Because of their particular responsibilities, Insider Risk
CONDUCT FOR     Employees are subject to preclearance and personal securities
INSIDER RISK    reporting requirements, as discussed below.
EMPLOYEES

                Every Insider Risk Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        tansaction that places, or appears to place, his or her own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL        No employee may engage in or recommend a securities
NONPUBLIC       transaction, for his or her own benefit or for the benefit
INFORMATION     of others, including Mellon or its customers, while in
                possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Insider Risk Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.


PERSONAL         Trading Accounts - All Insider Risk Employees are required
SECURITIES       to instruct their broker, trust account manager or other
TRANSACTIONS     entity through which they have a securities trading account
REPORTS          to submit directly to the Manager of Corporate Compliance
                 copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts.
                 Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Insider Risk
                 Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance.
                 An example of an instruction letter to a broker is contained in Exhibit A.


PRECLEARANCE     All Insider Risk Employees must notify the Manager of
FOR PERSONAL     Corporate Compliance in writing and receive preclearance
SECURITIES       before they engage in any purchase or sale of a
TRANSACTIONS     security. Insider Risk Employees should refer
                 to the provisions under "Beneficial Ownership" below, which are applicable to these provisions.

                 All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the Manager of Corporate Compliance.

                 The Manager of Corporate Compliance will notify the Insider Risk Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                 Notifications may be given in writing or verbally by the Manager of Corporate Compliance to the Insider Risk Employee. A record of such notification will be maintained by the Manager of Corporate Compliance. However, it shall be the responsibility of the Insider Risk Employee to obtain a written record of the Manager of Corporate Compliance's notification within 24 hours of such notification. The Insider Risk Employee should retain a copy of this written record.


                 As there could be many reasons for preclearance being granted or denied, Insider Risk Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.
                 Although making a preclearance request does not obligate an Insider Risk Employee to do the transaction, it should be noted that:

                   o preclearance requests should not be made for a transaction that the Insider Risk Employee does not intend to make.

                   o preclearance authorization will expire at the end of the third business day after it is received. The day authorization is granted is considered the first business day.

                   o Insider Risk Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Insider Risk Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                   o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the three-day preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.


EXEMPTIONS FROM    Preclearance by Insider Risk Employees is not required for
REQUIREMENT TO     the following transactions:
PRECLEAR
                   o  Purchases or sales of Exempt Securities (direct
                      obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                   o Purchases or sales of municipal bonds, closed-end mutual funds; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                   o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be exempted from preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                   o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                   o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                   o  Changes to elections in the Mellon 401(k) plan;

                   o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                   o Sales of rights acquired from an issuer, as described above; and/or

                   o  Sales effected pursuant to a bona fide tender offer.


GIFTING OF         Insider Risk Employees desiring to make a bona fide gift of
SECURITIES         securities or who receive a bona fide gift, including an
                   inheritance, of securities do not need to preclear the transaction. However, Insider Risk Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return.
                   An Insider Risk Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS AND    Certain companies with publicly traded securities establish:
AIPS
                   o  Dividend Reinvestment Plans (DRIPs) - These permit
                      shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                   o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                   o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                   Participation in a DRIP, DPP or AIP is voluntary.

                   Insider Risk Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                   Insider Risk Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Insider Risk Employees must also preclear all sales through a DRIP, DPP or AIP.

RESTRICTED LIST    The Manager of Corporate Compliance will maintain a list
                   (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Insider Risk Employees. The Restricted List will not be distributed outside of the office of Corporate
                   Compliance. From time to time, such trading restrictions may be appropriate to protect Mellon and its Insider Risk
                   Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information to avoid unwarranted inferences.

                   To assist the Manager of Corporate Compliance in identifying companies that may be appropriate for inclusion on the Restricted List, the department/entity heads in which Insider Risk Employees are employed are required to inform the Manager of Corporate Compliance in writing of any companies they believe should be included on the Restricted List, based upon facts known or readily available to such department heads. Although the reasons for inclusion on the Restricted List may vary, they could typically include the following:

                   o Mellon is involved as a lender, investor or adviser in a merger, acquisition or financial restructuring involving the company;

                   o Mellon is involved as a selling shareholder in a public distribution of the company's securities;

                   o Mellon is involved as an agent in the distribution of the company's securities;

                   o Mellon has received material nonpublic information on the company;

                   o Mellon is considering the exercise of significant creditors' rights against the company; or

                   o The company is a Mellon borrower in Credit Recovery.

                   Department heads of sections in which Insider Risk Employees are employed are also responsible for notifying the Manager of Corporate Compliance in writing of any change in circumstances making it appropriate to remove a company from the Restricted List.

                   The Manager of Corporate Compliance will retain copies of the restricted lists for five years.

CONFIDENTIAL       The Manager of Corporate Compliance will use his or her best
TREATMENT          efforts to assure that all requests for preclearance, all
                   personal securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.




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RESTRICTIONS ON    Employees who engage in transactions involving Mellon
TRANSACTIONS IN    securities should be aware of their unique responsibilities
MELLON             with respect to such transactions arising from the
SECURITIES         employment relationship and should be sensitive to even the appearance of impropriety.

                   The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934).

                   o Short Sales - Short sales of Mellon securities by employees are prohibited.

                   o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing, Mellon securities within any 60 calendar day period.

                   o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                   o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                   o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                   o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December 16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.

MELLON  401(K)     For purposes of the blackout period and the short term
PLAN               trading rule, employees' changing their existing account
                   balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:


                   o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                   o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                   Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                   o Employees are not required to preclear any elections or changes made in their 401(k) account.

                   o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                   o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.


MELLON EMPLOYEE    Receipt - Your receipt of an employee stock option from
STOCK OPTIONS      Mellon is not deemed to be a purchase of a security.
                   Therefore, it is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                   Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                   "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                   Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


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RESTRICTIONS ON    Purchases or sales by an employee of the securities of
TRANSACTIONS IN    issuers with which Mellon does business, or other third
OTHER              party issuers, could result in liability on the part of such
SECURITIES         employee. Employees should be sensitive to even the
                   appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                   The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                   The following restrictions apply to all securities transactions by employees:

                   o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                   o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                   o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                   o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                   o Initial Public Offerings - Insider Risk Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Insider Risk Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                   o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                   o Private Placements - Insider Risk Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                   o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                   o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.

PROHIBITION ON     You are prohibited from acquiring any security issued by a
INVESTMENTS IN     financial services organization if you are:
SECURITIES OF
FINANCIAL          o  a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS      o  employed in any of the following departments:

                      -  Corporate Strategy & Development
                      -  Legal (Pittsburgh only)
                      -  Finance (Pittsburgh only)

                   o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                   Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:
                   -   Commercial Banks other than          -  Thrifts
                       Mellon                               -  Savings and Loan
                   -   Bank Holding Companies other            Associations
                       than Mellon                          -  Broker/Dealers
                   -   Insurance Companies                  -  Transfer Agents
                   -   Investment Advisory Companies        -  Other Depository
                   -   Shareholder Servicing Companies         Institutions

                   The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                   Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                   Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                   Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts) are not subject to this prohibition.

                   Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL         The provisions of the Policy apply to transactions in the
OWNERSHIP          employee's own name and to all other accounts over which the employee could be presumed to exercise influence or control, including:

                   o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                   o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                   o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                   o corporate accounts controlled, directly or indirectly, by the employee;

                   o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                   o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").


NON-MELLON       The provisions discussed above do not apply to transactions
EMPLOYEE BENEFIT done under a bona fide employee benefit plan administered by an
PLANS            organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                 The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.


--------------------------------------------------------------------------------
PROTECTING         As an employee you may receive information about Mellon, its
CONFIDENTIAL       customers and other parties that, for various reasons,
INFORMATION        should be treated as confidential. All employees are
                   expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER TRADING    Federal securities laws generally prohibit the trading of
AND TIPPING        securities while in possession of "material nonpublic"
                   information regarding the issuer of those securities (insider
LEGAL              trading). Any person who passes along material nonpublic
PROHIBITIONS       information upon which a trade is based (tipping) may also be liable.

                   Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                   o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                   o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                   o  dividend declarations or changes;

                   o  extraordinary borrowings or liquidity problems;

                   o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                   o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                   o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                   o a proposal or agreement concerning a financial restructuring;

                   o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                   o  a significant expansion or contraction of operations;

                   o information about major contracts or increases or decreases in orders;

                   o the institution of, or a development in, litigation or a regulatory proceeding;

                   o  developments regarding a company's senior management;

                   o information about a company received from a director of that company; and

                   o information regarding a company's possible noncompliance with environmental protection laws.

                   This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                   "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                   If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.


MELLON'S POLICY    Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                   Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                   Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                   Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS ON    As a diversified financial services organization, Mellon
THE                faces unique challenges in complying with the prohibitions
FLOW OF            on insider trading and tipping of material non-public
INFORMATION        information, and misuse of confidential information. This is
WITHIN             because one Mellon unit might have material nonpublic
MELLON             information about a company while other Mellon units may
(THE "CHINESE      have a desire, or even a fiduciary duty, to buy or sell that
WALL)              company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching
                   Mellon's fiduciary duties, Mellon has established a "Chinese
                   Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider
                   Functions) from the Mellon units or individuals that either trade in securities--for Mellon's account or for the accounts of others--or provide investment advice (Investment
                   Functions). Employees should refer to CPP 903-2(C) The
                   Chinese Wall. have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                   Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.







PERSONAL SECURITIES TRADING PRACTICES












SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES

CONTENTS
                                                                            Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION TWO - APPLICABLE TO INVESTMENT EMPLOYEES
               Quick Reference - Investment Employees .......................19
               Standards of Conduct for Investment Employees ................20
                 --Conflict of Interest .....................................20
                 --Material Nonpublic Information ...........................20
                 --Brokers ..................................................20
                 --Personal Securities Transaction Reports ..................20
                 --Preclearance for Personal Securities Transactions ........21
                 --Blackout Policy ..........................................22
                 --Exemptions from Requirement to Preclear ..................22
                 --Gifting of Securities ....................................22
                 --DRIPs, DPPs and AIPs .....................................23
                 --Statement of Securities Accounts and Holdings ............23
                 --Restricted List ..........................................24
                 --Confidential Treatment ...................................24
               Restrictions on Transactions in Mellon Securities ............24
                 --Mellon 401(k) Plan .......................................25
                 --Mellon Employee Stock Options ............................26
               Restrictions on Transactions in Other Securities .............26
                 --Prohibition on Investments in Securities of
                   Financial Services Organizations .........................27
               Beneficial Ownership .........................................28
               Non-Mellon Employee Benefit Plans ............................28
               Protecting Confidential Information ..........................29
                 --Insider Trading and Tipping ..............................29
                 --The "Chinese Wall" .......................................30
               Special Procedures for Access Decision Makers ................30

GLOSSARY       Definitions ..................................................43

               Exhibit A - Sample Letter to Broker ..........................49




QUICK REFERENCE - INVESTMENT EMPLOYEES
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SOME THINGS   1. Statement of Accounts and Holdings - Provide to your
YOU MUST DO      Preclearance Compliance Officer a statement of all
                 securities accounts and holdings within 10 days of becoming an Investment Employee, and again annually on request.

              2. Duplicate Statements & Confirmations - Instruct your broker, trust account manager or other entity through which you have a securities trading account to send directly to Compliance:
                   o     Trade confirmations summarizing each transaction
                   o     Periodic statements
                 Exhibit A can be used to notify your broker. Contact your designated Preclearance Compliance Officer for the correct address. This applies to all accounts in which you have a beneficial interest.

              3. Preclearance - Before initiating a securities transaction, written preclearance must be obtained from the designated Preclearance Compliance Officer. This can be accomplished by completing a Preclearance Request Form and:
                   o delivering or faxing the request to the designated Preclearance Compliance Officer, or
                   o contacting the designated Preclearance Compliance Officer for other available notification options.

                 Preclearance Request Forms can be obtained from the designated Preclearance Compliance Officer. If preclearance approval is received the trade must be communicated to the broker on the same day, and executed before the end of the next business day, at which time the preclearance approval will expire.

              4. Special Approvals
              o Acquisition of securities in a Private Placement must be precleared by the employee's Department/Entity head, the Manager of Corporate Compliance and the designated Preclearance Compliance Officer.
              o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

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SOME THINGS   Mellon Securities - The following transactions in Mellon
YOU MUST NOT  securities are prohibited for all Mellon Employees:
DO            o     Short sales
              o     Purchasing and selling or selling and purchasing within
                    60 days
              o     Purchasing or selling during a blackout period o Margin
                    purchases or options other than employee options.

              Non-Mellon Securities
              o  Purchasing and selling or selling and purchasing within 60 days is discouraged, and any profits must be disgorged.
              o  New investments in financial services organizations are prohibited for certain employees only - see page 27.

              Other restrictions are detailed throughout Section Two. Read the Policy!

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-----------------------------------------------------------------------------
EXEMPTIONS    Preclearance is NOT required for:
              o  Purchases or sales of high quality short-term debt instruments, non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures, index securities, open-end mutual funds, non-affiliated closed-end investment companies, commercial paper; CDs; bankers' acceptances; repurchase agreements; and direct obligations of the government of the United States.)
              o  Transactions in any account over which the employee has no direct or indirect control over the investment decision making process.
              o  Transactions that are non-volitional on the part of an employee
                 (such as stock dividends).
              o  Changes in elections under Mellon's 401(k) Retirement Savings
                 Plan.
              o  An exercise of an employee stock option administered by Human
                 Resources.
              o  Automatic reinvestment of dividends under a DRIP or Automatic
                 Investment Plan. (Optional cash purchases under a DRIP or Direct Purchase Plan do require preclearance.
              o  Sales of securities pursuant to tender offers and sales or exercises of "Rights".(see page 22).

-----------------------------------------------------------------------------
-----------------------------------------------------------------------------
QUESTIONS?    Contact your designated Preclearance Compliance Officer.   If
              you don't know who that is, call 412-234-1661
-----------------------------------------------------------------------------

This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF    Because of their particular responsibilities, Investment
CONDUCT FOR     Employees are subject to preclearance and personal
INVESTMENT      securities reporting requirements, as discussed below.
EMPLOYEES
                Every Investment Employee must follow these procedures or risk serious sanctions, including dismissal. If you have any questions about these procedures you should consult the Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.

CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        transaction that places, or appears to place, his or her
                own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.

MATERIAL        No employee may divulge the current portfolio positions, or
NONPUBLIC       current or anticipated portfolio transactions, programs or
INFORMATION     studies, of Mellon or any Mellon customer to anyone unless it is properly within his or her job responsibilities to do so.

                No employee may engage in or recommend a securities transaction, for his or her own benefit or for the benefit of others, including Mellon or its customers, while in possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.

BROKERS Trading Accounts - All Investment Employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account. This will assist in the monitoring of account activity on an ongoing basis in order to ensure compliance with the Policy.


PERSONAL        Statements & Confirmations - All Investment Employees are
SECURITIES      required to instruct their broker, trust account manager or
TRANSACTIONS    other entity through which they have a securities trading
REPORTS         account to submit directly to the Manager of Corporate
                Compliance or designated Preclearance Compliance Officer copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account contains only mutual funds or other exempt securities as that term is defined by the Policy and the account has the capability to have reportable securities traded in it, the Investment Employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance or designated Preclearance Compliance
                Officer. Exhibit A is an example of an instruction letter to a broker.

                Other securities transactions which were not completed through a brokerage account, such as gifts, inheritances, spin-offs from securities held outside brokerage accounts, or other transfers must be reported to the designated Preclearance Compliance Officer within 10 days.


PRECLEARANCE    All Investment Employees must notify the designated
FOR PERSONAL    Preclearance Compliance Officer in writing and receive
SECURITIES      preclearance before they engage in any purchase or sale of
TRANSACTIONS    a security for their own accounts.  Investment Employees
                should refer to the provisions under "Beneficial Ownership" below, which are applicable to these provisions.

                All requests for preclearance for a securities transaction shall be submitted by completing a Preclearance Request Form which can be obtained from the designated Preclearance Compliance Officer.

                The designated Preclearance Compliance Officer will notify the Investment Employee whether the request is approved or denied, without disclosing the reason for such approval or denial.

                Notifications may be given in writing or verbally by the designated Preclearance Compliance Officer to the Investment Employee. A record of such notification will be maintained by the designated Preclearance Compliance Officer. However, it shall be the responsibility of the Investment Employee to obtain a written record of the designated Preclearance Compliance Officer's notification within 48 hours of such notification. The Investment Employee should retain a copy of this written record.

                As there could be many reasons for preclearance being granted or denied, Investment Employees should not infer from the preclearance response anything regarding the security for which preclearance was requested.

                Although making a preclearance request does not obligate an Investment Employee to do the transaction, it should be noted that:

                o Preclearance requests should not be made for a transaction that the Investment Employee does not intend to make.

                o The order for a transaction must be placed with the broker on the same day that preclearance authorization is received. The broker must execute the trade close of business on the next business day, at which time the preclearance authorization will expire.

                o Investment Employees should not discuss with anyone else, inside or outside Mellon, the response they received to a preclearance request. If the Investment Employee is preclearing as beneficial owner of another's account, the response may be disclosed to the other owner.

                o Good Until Canceled/Stop Loss Orders ("Limit Orders") must be precleared, and security transactions receiving preclearance authorization must be executed before the preclearance expires. At the end of the preclearance authorization period, any unexecuted Limit Order must be canceled or a new preclearance authorization must be obtained.

BLACKOUT POLICY Except as described below, Investment Employees will not generally be given clearance to execute a transaction in any security that is on the restricted list maintained by their Preclearance Compliance Officer, or for which there is a pending buy or sell order for an affiliated account. This provision does not apply to transactions effected or contemplated by index funds.

                Exceptions - Regardless of any restrictions above, Investment Employees will generally be given clearance to execute the following transactions:
                    o Purchase or sale of up to $50,000 of securities of the top 200 issuers on the Russell list of largest publicly traded companies.

                    o Purchase or sale of up to the greater of 100 shares or $10,000 of securities ranked 201 to 500 on the Russell list of largest publicly traded companies.
                The Investment Employee is limited to two such trades in the securities of any one issuer in any calendar month.

EXEMPTIONS      Preclearance is not required for the following transactions:
FROM
REQUIREMENT TO  o  Purchases or sales of Exempt Securities (direct
PRECLEAR obligations of the government of the United States; high quality short-term debt instruments; bankers' acceptances; CDs; commercial paper; repurchase agreements; and securities issued by open-end investment companies);

                o Purchases or sales of non-affiliated closed-end investment companies; non-financial commodities (such as agricultural futures, metals, oil, gas, etc.), currency futures, financial futures, index futures and index securities;

                o Purchases or sales effected in any account over which an employee has no direct or indirect control over the investment decision making process (e.g., discretionary trading accounts). Discretionary trading accounts may only be maintained, without being subject to preclearance procedures, when the Manager of Corporate Compliance, after a thorough review, is satisfied that the account is truly discretionary;

                o Transactions that are non-volitional on the part of an employee (such as stock dividends);

                o The sale of Mellon stock received upon the exercise of an employee stock option if the sale is part of a "netting of shares" or "cashless exercise" administered by the Human Resources Department (for which the Human Resources Department will forward information to the Manager of Corporate Compliance);

                o  Changes to elections in the Mellon 401(k) plan;

                o Purchases effected upon the exercise of rights issued by an issuer pro rata to all holders of a class of securities, to the extent such rights were acquired from such issuer;

                o Sales of rights acquired from an issuer, as described above; and/or

                o  Sales effected pursuant to a bona fide tender offer.

GIFTING OF      Investment Employees desiring to make a bona fide gift of
SECURITIES      securities or who receive a bona fide gift of securities do not need to preclear the transaction. However, Investment
                Employees must report such bona fide gifts to the Manager of Corporate Compliance. The report must be made within 10 days of making or receiving the gift and must disclose the following information: the name of the person receiving (giving) the gift, the date of the transaction, and the name of the broker through which the transaction was effected. A bona fide gift is one where the donor does not receive anything of monetary value in return. An Investment Employee who purchases a security with the intention of making a gift must preclear the purchase transaction.

DRIPS, DPPS     Certain companies with publicly traded securities establish:
AND AIPS
                o  Dividend Reinvestment Plans (DRIPs) - These permit
                   shareholders to have their dividend payments channeled to the purchase of additional shares of such company's stock. An additional benefit offered to DRIP participants is the right to buy additional shares by sending in a check before the dividend reinvestment date ("optional cash purchases").

                o Direct Purchase Plans (DPPs) - These allow purchasers to buy stock by sending a check directly to the issuer, without using a broker.

                o Automatic Investment Plans (AIPs) - These allow purchasers to set up a plan whereby a fixed amount of money is automatically deducted from their checking account each month and used to purchase stock directly from the issuer.

                Participation in a DRIP, DPP or AIP is voluntary.

                Investment Employees who enroll in a DRIP or AIP are not required to preclear enrollment, the periodic reinvestment of dividend payments into additional shares of company stock through a DRIP, or the periodic investments through an AIP.

                Investment Employees must preclear all optional cash purchases through a DRIP and all purchases through a DPP. Investment Employees must also preclear all sales through a DRIP, DPP or AIP.


STATEMENT OF    Within ten days of receiving this Policy and on an annual
SECURITIES      basis thereafter, all Investment Employees must submit to
ACCOUNTS AND    the Manager of Corporate Compliance:
HOLDINGS
                o  a listing of all securities trading accounts in which
                   the employee has a beneficial interest.

                o a statement of all securities in which they presently have any direct or indirect beneficial ownership other than Exempt Securities, as defined in the Glossary.

                The annual report must be completed upon the request of Corporate Compliance, and the information submitted must be current within 30 days of the date the report is submitted. The annual statement of securities holdings contains an acknowledgment that the Investment Employee has read and complied with this Policy.


RESTRICTED LIST Each Preclearance Compliance Officer will maintain a list
                (the "Restricted List") of companies whose securities are deemed appropriate for implementation of trading restrictions for Investment Employees in their area. From time to time, such trading restrictions may be appropriate to protect Mellon and its Investment Employees from potential violations, or the appearance of violations, of securities laws. The inclusion of a company on the Restricted List provides no indication of the advisability of an investment in the company's securities or the existence of material nonpublic information on the company. Nevertheless, the contents of the Restricted List will be treated as confidential information in order to avoid unwarranted inferences.

                The Preclearance Compliance Officer will retain copies of the restricted lists for five years.

CONFIDENTIAL    The Manager of Corporate Compliance and/or Preclearance
TREATMENT       Compliance Officer will use his or her best efforts to
                assure that all requests for preclearance, all personal
                securities transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies, and by other parties within and outside
                Mellon as are necessary to evaluate compliance with or sanctions under this Policy. Documents received from Investment Employees are also available for inspection by the boards of directors of
                40-Act entities and by the boards of directors (or trustees or managing general partners, as applicable) of the investment companies managed or administered by 40-Act entities.
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RESTRICTIONS    Investment Employees who engage in transactions involving
ON              Mellon securities should be aware of their unique
TRANSACTIONS    responsibilities with respect to such transactions arising
IN MELLON       from the employment relationship and should be sensitive to
SECURITIES      even the appearance of impropriety.

                The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be presumed to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                o Short Term Trading - Investment Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period. In addition to any other sanction, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.

                o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                   16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.


MELLON 401(K)   For purposes of the blackout period and the short term
PLAN            trading rule, employees' changing their existing account
                balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However:

                      - with respect to Investment Employees, any profits
                        realized on short term changes in the 401(k) will not have to be disgorged.

                      - changes to existing account balance allocations in the
                        401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                o Employees are not required to preclear any elections or changes made in their 401(k) account.

                o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON          Receipt - Your receipt of an employee stock option from
EMPLOYEE STOCK  Mellon is not deemed to be a purchase of a security.
OPTIONS         Therefore, it is exempt from preclearance and reporting
                requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from preclearance and reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the preclearance and reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.


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RESTRICTIONS    Purchases or sales by an employee of the securities of
ON              issuers with which Mellon does business, or other third
TRANSACTIONS    party issuers, could result in liability on the part of
IN OTHER        such employee. Employees should be sensitive to even the
SECURITIES      appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                The following restrictions apply to all securities transactions by employees:

                o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                o Initial Public Offerings - Investment Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Investment Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                o Private Placements - Investment Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance, the designated Preclearance Compliance Officer and the Investment Employee's department head. Approval must be given by all three persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, Investment Employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                o Short Term Trading - All Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period. With respect to Investment Employees, any profits realized on such short term trades must be disgorged in accordance with procedures established by senior management.
                   Exception: securities may be sold pursuant to a bona fide tender offer without disgorgement under the 60-day rule.


PROHIBITION ON You are prohibited from acquiring any security issued by a INVESTMENTS IN financial services organization if you are:
SECURITIES OF
FINANCIAL       o a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS   o employed in any of the following departments:

                  -   Corporate Strategy & Development
                  -   Legal (Pittsburgh only)
                  -   Finance (Pittsburgh only)

                o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:
                   -Commercial Banks other         -    Thrifts
                    than Mellon                    -    Savings and Loan
                   -Bank Holding Companies              Associations
                    other than Mellon              -    Broker/Dealers
                   -Insurance Companies            -    Transfer Agents
                   -Investment Advisory            -    Other Depository
                    Companies                           Institutions
                   -Shareholder Servicing
                    Companies

                The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.

BENEFICIAL      The provisions of the Policy apply to transactions in the
OWNERSHIP       employee's own name and to all other accounts over which
                the employee could be presumed to exercise influence or control, including:

                o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                o corporate accounts controlled, directly or indirectly, by the employee;

                o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON      The provisions discussed above do not apply to transactions
EMPLOYEE        done under a bona fide employee benefit plan administered
BENEFIT PLANS   by an organization not affiliated with Mellon and by an
                employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                The Securities Trading Policy does not apply in such a situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of interest and compliance with securities laws.

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PROTECTING      As an employee you may receive information about Mellon,
CONFIDENTIAL    its customers and other parties that, for various reasons,
INFORMATION     should be treated as confidential.  All employees are
                expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER         Federal securities laws generally prohibit the trading of
TRADING AND     securities while in possession of "material nonpublic"
TIPPING         information regarding the issuer of those securities
                (insider trading). Any person who passes along material
LEGAL           nonpublic information upon which a trade is based (tipping)
PROHIBITIONS    may also be liable.

                Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                o  dividend declarations or changes;

                o  extraordinary borrowings or liquidity problems;

                o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                o a proposal or agreement concerning a financial restructuring;

                o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                o  a significant expansion or contraction of operations;

                o information about major contracts or increases or decreases in orders;

                o the institution of, or a development in, litigation or a regulatory proceeding;

                o  developments regarding a company's senior management;

                o information about a company received from a director of that company; and

                o information regarding a company's possible noncompliance with environmental protection laws.

                This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S        Employees who possess material nonpublic information
POLICY          about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS    As a diversified financial services organization, Mellon
ON THE FLOW OF  faces unique challenges in complying with the prohibitions
INFORMATION     on insider trading and tipping of material non-public
WITHIN MELLON   information, and misuse of confidential information. This
(THE "CHINESE   is because one Mellon unit might have material nonpublic
WALL")          information about a company while other Mellon units may
                have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.


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SPECIAL         Certain Portfolio Managers and Research Analysts in the
PROCEDURES FOR  fiduciary businesses have been designated as Access
ACCESS          Decision Makers and are subject to additional procedures
DECISION MAKERS which are discussed in a separate edition of the Securities
                Trading Policy. If you have reason to believe that you may be an Access Decision Maker, contact your supervisor, designated
                Preclearance Compliance Officer or the Manager of Corporate
                Compliance.




PERSONAL SECURITIES TRADING PRACTICES








SECTION THREE - APPLICABLE TO OTHER EMPLOYEES








CONTENTS
                                                                          Page

PERSONAL SECURITIES TRADING PRACTICES

     SECTION THREE - APPLICABLE TO OTHER EMPLOYEES
               Quick Reference - Other Employees ..........................33
               Standards of Conduct .......................................34
                    --Conflict of Interest ................................34
                    --Material Nonpublic Information ......................34
                    --Brokers .............................................34
                    --Personal Securities Transaction Reports .............34
                    --Brokerage Account Statements ........................34
                    --Confidential Treatment ..............................34
               Restrictions on Transactions in Mellon Securities ..........35
                    --Mellon 401(k) Plan ..................................36
                    --Mellon Employee Stock Options .......................36
               Restrictions on Transactions in Other Securities ...........37
                    --Prohibition on Investments in Securities of .........38
                      Financial Services Organizations
               Beneficial Ownership .......................................39
               Non-Mellon Employee Benefit Plans ..........................39
               Protecting Confidential Information ........................39
                    --Insider Trading and Tipping .........................39
                    --The "Chinese Wall" ..................................41

GLOSSARY       Definitions ................................................43

               Exhibit A - Sample Letter to Broker ........................49



QUICK REFERENCE - OTHER EMPLOYEES


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SOME THINGS YOU   o  If you buy or sell Mellon Financial
MUST DO              Corporation securities you must provide a report
                     of the trade and a copy of the broker confirmation within 10 days of transaction to the Manager of Corporate
                     Compliance, AIM 151-4340. This does not apply to the exercise of employee stock options, or changes in elections under Mellon's 401(k) Retirement Savings Plan.

                  o If you want to purchase any security in a Private Placement you must first obtain the approval of your Department/Entity head and the Manager of Corporate Compliance. Contact the Manager of Corporate Compliance at 412-234-0810.

                  o Acquisition of securities through an allocation by the underwriter of an Initial Public Offering (IPO) is prohibited without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation is the result of a direct family relationship.

                  o For Employees who are subject to the prohibition on new investments in financial services organizations (certain employees only - see page 38), broker must send directly to MANAGER OF CORPORATE COMPLIANCE, MELLON BANK, PO BOX 3130, PITTSBURGH, PA 15230-3130:
                         o Broker trade confirmations summarizing each transaction
                         o  Periodic statements
                     Exhibit A can be used to notify your broker of all accounts for which your broker will be responsible for sending duplicate confirmations and statements.


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SOME THINGS YOU   Mellon Securities - The following transactions in
MUST NOT DO       Mellon securities are prohibited for all Mellon
                  employees:
                  o     Short sales
                  o     Purchasing and selling or selling and
                        purchasing within 60 days
                  o     Purchasing or selling during a blackout period
                  o     Margin purchases or options other than
                        employee options.

                  Non-Mellon Securities
                  o New investments in financial services organizations (certain employees only - see page 38.)

                  Other restrictions are detailed throughout Section Three. Read the Policy!
                          ===============

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QUESTIONS?        (412) 234-1661
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This page is for reference purposes only. Employees are reminded they must read the Policy and comply with its provisions.


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STANDARDS OF     Every Other Employee must follow these procedures or risk
CONDUCT FOR      serious sanctions, including dismissal. If you have any
OTHER EMPLOYEES  questions about these procedures you should consult the
                 Manager of Corporate Compliance. Interpretive issues that arise under these procedures shall be decided by, and are subject to the discretion of, the Manager of Corporate Compliance.


CONFLICT OF     No employee may engage in or recommend any securities
INTEREST        transaction that places, or appears to place, his or her
                own interests above those of any customer to whom financial services are rendered, including mutual funds and managed accounts, or above the interests of Mellon.


MATERIAL        No employee may engage in or recommend a securities
NONPUBLIC       transaction, for his or her own benefit or for the benefit
INFORMATION     of others, including Mellon or its customers, while in
                possession of material nonpublic information regarding such securities. No employee may communicate material nonpublic information to others unless it is properly within his or her job responsibilities to do so.


BROKERS Trading Accounts - All employees are encouraged to conduct their personal investing through a Mellon affiliate brokerage account.


PERSONAL        Other Employees must report in writing to the Manager of
SECURITIES      Corporate Compliance within ten calendar days whenever they
TRANSACTIONS    purchase or sell Mellon securities. Purchases and sales
REPORTS         include optional cash purchases under Mellon's Dividend
                Reinvestment and Common Stock Purchase Plan (the "Mellon
                DRIP").

                It should be noted that the reinvestment of dividends under the DRIP, changes in elections under Mellon's 401(k) Retirement Savings Plan, the receipt of stock under Mellon's Restricted Stock Award Plan, and the receipt or exercise of options under Mellon's employee stock option plans are not considered purchases or sales for the purpose of this reporting requirement.


BROKERAGE       Certain Other Employees are subject to the restriction on
ACCOUNT         investments in financial services organizations and are
STATEMENTS      required to instruct their brokers to send statements
                directly to Corporate Compliance.  See page 38.

                An example of an instruction letter to a broker is contained in Exhibit A.


CONFIDENTIAL    The Manager of Corporate Compliance will use his or her
TREATMENT       best efforts to assure that all personal securities
                transaction reports and all reports of securities holdings are treated as "Personal and Confidential." However, such documents will be available for inspection by appropriate regulatory agencies and by other parties within and outside Mellon as are necessary to evaluate compliance with or sanctions under this Policy.




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RESTRICTIONS    Employees who engage in transactions involving Mellon
ON              securities should be aware of their unique responsibilities
TRANSACTIONS    with respect to such transactions arising from the
IN MELLON       employment relationship and should be sensitive to even the
SECURITIES      appearance of impropriety.

                The following restrictions apply to all transactions in Mellon's publicly traded securities occurring in the employee's own account and in all other accounts over which the employee could be expected to exercise influence or control (see provisions under "Beneficial Ownership" below for a more complete discussion of the accounts to which these restrictions apply). These restrictions are to be followed in addition to any restrictions that apply to particular officers or directors (such as restrictions under Section 16 of the Securities Exchange Act of 1934). o Short Sales - Short sales of Mellon securities by employees are prohibited.

                o Short Term Trading - Employees are prohibited from purchasing and selling, or from selling and purchasing Mellon securities within any 60 calendar day period.

                o Margin Transactions - Purchases on margin of Mellon's publicly traded securities by employees is prohibited. Margining Mellon securities in connection with a cashless exercise of an employee stock option through the Human Resources Department is exempt from this restriction. Further, Mellon securities may be used to collateralize loans or the acquisition of securities other than those issued by Mellon.

                o Option Transactions - Option transactions involving Mellon's publicly traded securities are prohibited. Transactions under Mellon's Long-Term Incentive Plan or other employee option plans are exempt from this restriction.

                o Major Mellon Events - Employees who have knowledge of major Mellon events that have not yet been announced are prohibited from buying or selling Mellon's publicly traded securities before such public announcements, even if the employee believes the event does not constitute material nonpublic information.

                o Mellon Blackout Period - Employees are prohibited from buying or selling Mellon's publicly traded securities during a blackout period. The blackout period begins the 16th day of the last month of each calendar quarter and ends 3 business days after Mellon Financial Corporation publicly announces the financial results for that quarter. Thus, the blackout periods begin on March 16, June 16, September 16 and December
                   16. The end of the blackout period is determined by counting business days only, and the day of the earnings announcement is day 1. The blackout period ends at the end of day 3, and employees can trade Mellon securities on day 4.




MELLON 401(K)   For purposes of the blackout period and the short term
PLAN            trading rule, employees' changing their existing account
                balance allocation to increase or decrease the amount allocated to Mellon Common Stock will be treated as a purchase or sale of Mellon Stock, respectively. This means:

                o Employees are prohibited from increasing or decreasing their existing account balance allocation to Mellon Common Stock during the blackout period.

                o Employees are prohibited from increasing their existing account balance allocation to Mellon Common Stock and then decreasing it within 60 days. Similarly, employees are prohibited from decreasing their existing account balance allocation to Mellon Common Stock and then increasing it within 60 days. However, changes to existing account balance allocations in the 401(k) plan will not be compared to transactions in Mellon securities outside the 401(k) for purposes of the 60-day rule. (Note: this does not apply to members of the Executive Management Group, who should consult with the Legal Department.)

                Except for the above there are no other restrictions applicable to the 401(k) plan. This means, for example:

                o There is no restriction on employees' changing their salary deferral contribution percentages with regard to either the blackout period or the 60-day rule.

                o The regular salary deferral contribution to Mellon Common Stock in the 401(k) that takes place with each pay will not be considered a purchase for the purposes of either the blackout or the 60-day rule.

MELLON          Receipt - Your receipt of an employee stock option from
EMPLOYEE STOCK  Mellon is not deemed to be a purchase of a security.
OPTIONS         Therefore, it is exempt from reporting requirements, can
                take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                Exercises - The exercise of an employee stock option that results in your holding the shares is exempt from reporting requirements, can take place during the blackout period and does not constitute a purchase for purposes of the 60-day prohibition.

                "Cashless" Exercises - The exercise of an employee stock option which is part of a "cashless exercise" or "netting of shares" that is administered by the Human Resources Department or Chase Mellon Shareholder Services is exempt from the preclearance and reporting requirements and will not constitute a purchase or a sale for purposes of the 60-day prohibition. A "cashless exercise" or "netting of shares" transaction is permitted during the blackout period for ShareSuccess plan options only. They are not permitted during the blackout period for any other plan options.

                Sales - The sale of the Mellon securities that were received in the exercise of an employee stock option is treated like any other sale under the Policy (regardless of how little time has elapsed between the option exercise and the sale). Thus, such sales are subject to the reporting requirements, are prohibited during the blackout period and constitute sales for purposes of the 60-day prohibition.

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RESTRICTIONS    Purchases or sales by an employee of the securities of
ON              issuers with which Mellon does business, or other third
TRANSACTIONS    party issuers, could result in liability on the part of
IN OTHER        such employee. Employees should be sensitive to even the
SECURITIES      appearance of impropriety in connection with their personal securities transactions. Employees should refer to "Beneficial Ownership" below, which is applicable to the following restrictions.

                The Mellon Code of Conduct contains certain restrictions on investments in parties that do business with Mellon. Employees should refer to the Code of Conduct and comply with such restrictions in addition to the restrictions and reporting requirements set forth below.

                The following restrictions apply to all securities transactions by employees:

                o Credit, Consulting or Advisory Relationship - Employees may not buy or sell securities of a company if they are considering granting, renewing, modifying or denying any credit facility to that company, acting as a benefits consultant to that company, or acting as an adviser to that company with respect to the company's own securities. In addition, lending employees who have assigned responsibilities in a specific industry group are not permitted to trade securities in that industry. This prohibition does not apply to transactions in open end mutual funds.

                o Customer Transactions - Trading for customers and Mellon accounts should always take precedence over employees' transactions for their own or related accounts.

                o Excessive Trading, Naked Options - Mellon discourages all employees from engaging in short-term or speculative trading, in trading naked options, in trading that could be deemed excessive or in trading that could interfere with an employee's job responsibilities.

                o Front Running - Employees may not engage in "front running," that is, the purchase or sale of securities for their own accounts on the basis of their knowledge of Mellon's trading positions or plans.

                o Initial Public Offerings - Other Employees are prohibited from acquiring securities through an allocation by the underwriter of an Initial Public Offering (IPO) without the approval of the Manager of Corporate Compliance. Approval can be given only when the allocation comes through an employee of the issuer who is a direct family relation of the Other Employee. Due to NASD rules, this approval may not be available to employees of registered broker/dealers.

                o Material Nonpublic Information - Employees possessing material nonpublic information regarding any issuer of securities must refrain from purchasing or selling securities of that issuer until the information becomes public or is no longer considered material.

                o Private Placements - Other Employees are prohibited from acquiring any security in a private placement unless they obtain the prior written approval of the Manager of Corporate Compliance and the employee's department head. Approval must be given by both persons for the acquisition to be considered approved. After receipt of the necessary approvals and the acquisition, employees are required to disclose that investment if they participate in any subsequent consideration of credit for the issuer, or of an investment in the issuer for an advised account. Final decision to acquire such securities for an advised account will be subject to independent review.

                o Scalping - Employees may not engage in "scalping," that is, the purchase or sale of securities for their own or Mellon's accounts on the basis of knowledge of customers' trading positions or plans.

                o Short Term Trading - Employees are discouraged from purchasing and selling, or from selling and purchasing, the same (or equivalent) securities within any 60 calendar day period.


PROHIBITION ON You are prohibited from acquiring any security issued by a INVESTMENTS IN financial services organization if you are:
SECURITIES OF
FINANCIAL       o a member of the Mellon Senior Management Committee.
SERVICES
ORGANIZATIONS   o employed in any of the following departments:

                    - Corporate Strategy & Development
                    - Legal (Pittsburgh only)
                    - Finance (Pittsburgh only)

                o an employee specifically designated by the Manager of Corporate Compliance and informed that this prohibition is applicable to you.

                Brokerage Accounts - All employees subject to this restriction on investments in financial services organizations are required to instruct their brokers to submit directly to the Manager of Corporate Compliance copies of all trade confirmations and statements relating to each account of which they are a beneficial owner regardless of what, if any, securities are maintained in such accounts. Thus, for example, even if the brokerage account has no reportable securities traded in it, the employee maintaining such an account must arrange for duplicate account statements and trade confirmations to be sent by the broker to the Manager of Corporate Compliance. An example of an instruction letter to a broker is contained in Exhibit A.

                Financial Services Organizations - The term "security issued by a financial services organization" includes any security issued by:

                  - Commercial Banks other         -  Thrifts
                    than Mellon                    -  Savings and Loan
                  - Bank Holding Companies            Associations
                    other than Mellon              -  Broker/Dealers
                  - Insurance Companies            -  Transfer Agents
                  - Investment Advisory            -  Other Depository
                    Companies                         Institutions
                  - Shareholder Servicing
                    Companies

                The term "securities issued by a financial services organization" DOES NOT INCLUDE securities issued by mutual funds, variable annuities or insurance policies. Further, for purposes of determining whether a company is a financial services organization, subsidiaries and parent companies are treated as separate issuers.

                Effective Date - Securities of financial services organizations properly acquired before the employee's becoming subject to this prohibition may be maintained or disposed of at the owner's discretion consistent with this policy.

                Additional securities of a financial services organization acquired through the reinvestment of the dividends paid by such financial services organization through a dividend reinvestment program (DRIP), or through an automatic investment plan (AIP) are not subject to this prohibition, provided the employee's election to participate in the DRIP or AIP predates the date of the employee's becoming subject to this prohibition. Optional cash purchases through a DRIP or direct purchase plan (DPP) are subject to this prohibition.

                Securities acquired in any account over which an employee has no direct or indirect control over the investment decision making process (e.g. discretionary trading accounts) are not subject to this prohibition.

                Within 30 days of becoming subject to this prohibition, all holdings of securities of financial services organizations must be disclosed in writing to the Manager of Corporate Compliance.


BENEFICIAL      The provisions of the Policy apply to transactions in the
OWNERSHIP       employee's own name and to all other accounts over which
                the employee could be presumed to exercise influence or control, including:

                o accounts of a spouse, minor children or relatives to whom substantial support is contributed;

                o accounts of any other member of the employee's household (e.g., a relative living in the same home);

                o trust or other accounts for which the employee acts as trustee or otherwise exercises any type of guidance or influence;

                o corporate accounts controlled, directly or indirectly, by the employee;

                o arrangements similar to trust accounts that are established for bona fide financial purposes and benefit the employee; and

                o any other account for which the employee is the beneficial owner (see Glossary for a more complete legal definition of "beneficial owner").

NON-MELLON     The provisions discussed above do not apply to transactions
EMPLOYEE       done under a bona fide employee benefit plan administered
BENEFIT PLANS  by an organization not affiliated with Mellon and by an employee of that organization who shares beneficial interest with a Mellon employee, and in the securities of the employing organization. This means if a Mellon employee's spouse is employed at a non-Mellon company, the Mellon employee is not required to obtain approval for transactions in the employer's securities done by the spouse as part of the spouse's employee benefit plan.

                The Securities Trading Policy does not apply in such a
                situation. Rather, the other organization is relied upon to provide adequate supervision with respect to conflicts of
                interest and compliance with securities laws.
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PROTECTING      As an employee you may receive information about Mellon,
CONFIDENTIAL    its customers and other parties that, for various reasons,
INFORMATION     should be treated as confidential.  All employees are
                expected to strictly comply with measures necessary to preserve the confidentiality of information. Employees should refer to the Mellon Code of Conduct.

INSIDER         Federal securities laws generally prohibit the trading of
TRADING AND     securities while in possession of "material nonpublic"
TIPPING         information regarding the issuer of those securities
                (insider trading). Any person who passes along material
LEGAL           nonpublic information upon which a trade is based (tipping)
PROHIBITIONS    may also be liable.

                Information is "material" if there is a substantial likelihood that a reasonable investor would consider it important in deciding whether to buy, sell or hold securities. Obviously, information that would affect the market price of a security would be material. Examples of information that might be material include:

                o a proposal or agreement for a merger, acquisition or divestiture, or for the sale or purchase of substantial assets;

                o tender offers, which are often material for the party making the tender offer as well as for the issuer of the securities for which the tender offer is made;

                o  dividend declarations or changes;

                o  extraordinary borrowings or liquidity problems;

                o defaults under agreements or actions by creditors, customers or suppliers relating to a company's credit standing;

                o earnings and other financial information, such as large or unusual write-offs, write-downs, profits or losses;

                o pending discoveries or developments, such as new products, sources of materials, patents, processes, inventions or discoveries of mineral deposits;

                o a proposal or agreement concerning a financial restructuring;

                o a proposal to issue or redeem securities, or a development with respect to a pending issuance or redemption of securities;

                o  a significant expansion or contraction of operations;

                o information about major contracts or increases or decreases in orders;

                o the institution of, or a development in, litigation or a regulatory proceeding;

                o  developments regarding a company's senior management;

                o information about a company received from a director of that company; and

                o information regarding a company's possible noncompliance with environmental protection laws.

                This list is not exhaustive. All relevant circumstances must be considered when determining whether an item of information is material.

                "Nonpublic" - Information about a company is nonpublic if it is not generally available to the investing public. Information received under circumstances indicating that it is not yet in general circulation and which may be attributable, directly or indirectly, to the company or its insiders is likely to be deemed nonpublic information.

                If you obtain material non-public information you may not trade related securities until you can refer to some public source to show that the information is generally available (that is, available from sources other than inside sources) and that enough time has passed to allow wide dissemination of the information. While information appearing in widely accessible sources--such as in newspapers or on the internet--becomes public very soon after publication, information appearing in less accessible sources--such as regulatory filings, may take up to several days to be deemed public. Similarly, highly complex information might take longer to become public than would information that is easily understood by the average investor.

MELLON'S POLICY Employees who possess material nonpublic information about a company--whether that company is Mellon, another Mellon entity, a Mellon customer or supplier, or other company--may not trade in that company's securities, either for their own accounts or for any account over which they exercise investment discretion. In addition, employees may not recommend trading in those securities and may not pass the information along to others, except to employees who need to know the information in order to perform their job responsibilities with Mellon. These prohibitions remain in effect until the information has become public.

                Employees who have investment responsibilities should take appropriate steps to avoid receiving material nonpublic information. Receiving such information could create severe limitations on their ability to carry out their responsibilities to Mellon's fiduciary customers.

                Employees managing the work of consultants and temporary employees who have access to the types of confidential information described in this Policy are responsible for ensuring that consultants and temporary employees are aware of Mellon's policy and the consequences of noncompliance.

                Questions regarding Mellon's policy on material nonpublic information, or specific information that might be subject to it, should be referred to the General Counsel.


RESTRICTIONS    As a diversified financial services organization, Mellon
ON THE FLOW OF  faces unique challenges in complying with the prohibitions
INFORMATION     on insider trading and tipping of material non-public
WITHIN MELLON   information, and misuse of confidential information. This
(THE "CHINESE   is because one Mellon unit might have material nonpublic
WALL")          information about a company while other Mellon units may
                have a desire, or even a fiduciary duty, to buy or sell that company's securities or recommend such purchases or sales to customers. To engage in such broad-ranging financial services activities without violating laws or breaching Mellon's fiduciary duties, Mellon has established a "Chinese Wall" policy applicable to all employees. The "Chinese Wall" separates the Mellon units or individuals that are likely to receive material nonpublic information (Potential Insider Functions) from the Mellon units or individuals that either trade in securities--for
                Mellon's account or for the accounts of others--or provide investment advice (Investment Functions). Employees should refer to CPP 903-2(C) The Chinese Wall.




-----------------------------------------------------------------------------
GLOSSARY

DEFINITIONS     o  40-ACT ENTITY - A Mellon entity registered under the
                   Investment Company Act and/or the Investment Advisers Act of
                   1940

                o ACCESS DECISION MAKER - A person designated as such by the Investment Ethics Committee. Generally, this will be portfolio managers and research analysts who make recommendations or decisions regarding the purchase or sale of equity, convertible debt, and non-investment grade debt securities for investment companies and other managed accounts. See further details in the Access Decision Maker edition of the Policy.

                o ACCESS PERSON - As defined by Rule 17j-1 under the Investment Company Act of 1940, "access person" means:
                    (A) With respect to a registered investment company or an
                        investment adviser thereof, any director, officer, general partner, or advisory person (see definition below), of such investment company or investment adviser;
                    (B) With respect to a principal underwriter, any
                        director, officer, or general partner of such principal underwriter who in the ordinary course of his business makes, participates in or obtains information regarding the purchase or sale of securities for the registered investment company for which the principal underwriter so acts, or whose functions or duties as part of the ordinary course of his business relate to the making of any recommendations to such investment company regarding the purchase or sale of securities.
                    (C) Notwithstanding the provisions of paragraph (A)
                        hereinabove, where the investment adviser is
                        primarily engaged in a business or businesses other than advising registered investment companies or other advisory clients, the term "access person" shall mean: any director, officer, general partner, or advisory person of the investment adviser who, with respect to any registered investment company, makes any recommendations, participates in the determination of which recommendation shall be made, or whose principal function or duties relate to the determination of which recommendation will be made, to any such investment company; or who, in connection with his duties, obtains any information concerning securities recommendations being made by such investment adviser to any registered investment company.
                    (D) An investment adviser is "primarily engaged in a
                        business or businesses other than advising registered investment companies or other advisory clients" when, for each of its most recent three fiscal years or for the period of time since its organization, whichever is less, the investment adviser derived, on an unconsolidated basis, more than 50 percent of (i) its total sales and revenues, and (ii) its income (or loss) before income taxes and extraordinary items, from such other business or businesses.


         o ADVISORY PERSON of a registered investment company or an investment adviser thereof means:
                    (A) Any employee of such company or investment adviser (or any company in a control relationship to such investment company or investment adviser) who, in connection with his regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by a registered investment company, or whose functions relate to the making of any recommendation with respect to such purchases or sales; and
                    (B) Any natural person in a control relationship to such
                        company or investment adviser who obtains information concerning recommendations made to such company with regard to the purchase or sale of a security.

                o APPROVAL - written consent or written notice of non-objection.

                o BENEFICIAL OWNERSHIP - The definition that follows conforms to interpretations of the Securities and Exchange Commission on this matter. Because a determination of beneficial ownership requires a detailed analysis of personal financial circumstances that are subject to change, Corporate Compliance ordinarily will not advise employees on this definition. It is the responsibility of each employee to read the definition and based on that definition, determine whether he/she is the beneficial owner of an account. If the employee determines that he/she is not a beneficial owner of an account and Corporate Compliance becomes aware of the existence of the account, the employee will be responsible for justifying his/her determination.

                   Securities owned of record or held in the employee's name are generally considered to be beneficially owned by the employee.

                   Securities held in the name of any other person are deemed to be beneficially owned by the employee if by reason of any contract, understanding, relationship, agreement or other arrangement, the employee obtains therefrom benefits substantially equivalent to those of ownership, including the power to vote, or to direct the disposition of, such securities. Beneficial ownership includes securities held by others for the employee's benefit (regardless of record ownership), e.g., securities held for the employee or members of the employee's immediate family, defined below, by agents, custodians, brokers, trustees, executors or other administrators; securities owned by the employee, but which have not been transferred into the employee's name on the books of the company; securities which the employee has pledged; or securities owned by a corporation that should be regarded as the employee's personal holding corporation. As a natural person, beneficial ownership is deemed to include securities held in the name or for the benefit of the employee's immediate family, which includes the employee's spouse, the employee's minor children and stepchildren and the employee's relatives or the relatives of the employee's spouse who are sharing the employee's home, unless because of countervailing circumstances, the employee does not enjoy benefits substantially equivalent to those of ownership. Benefits substantially equivalent to ownership include, for example, application of the income derived from such securities to maintain a common home, meeting expenses that such person otherwise would meet from other sources, and the ability to exercise a controlling influence over the purchase, sale or voting of such securities. An employee is also deemed the beneficial owner of securities held in the name of some other person, even though the employee does not obtain benefits of ownership, if the employee can vest or revest title in himself at once, or at some future time.

                   In addition, a person will be deemed the beneficial owner of a security if he has the right to acquire beneficial ownership of such security at any time (within 60 days) including but not limited to any right to acquire: (1) through the exercise of any option, warrant or right; (2) through the conversion of a security; or (3) pursuant to the power to revoke a trust, discretionary account or similar arrangement.

                   With respect to ownership of securities held in trust, beneficial ownership includes ownership of securities as a trustee in instances where either the employee as trustee or a member of the employee's "immediate family" has a vested interest in the income or corpus of the trust, the ownership by the employee of a vested beneficial interest in the trust and the ownership of securities as a settlor of a trust in which the employee as the settlor has the power to revoke the trust without obtaining the consent of the beneficiaries. Certain exemptions to these trust beneficial ownership rules exist, including an exemption for instances where beneficial ownership is imposed solely by reason of the employee being settlor or beneficiary of the securities held in trust and the ownership, acquisition and disposition of such securities by the trust is made without the employee's prior approval as settlor or beneficiary. "Immediate family" of an employee as trustee means the employee's son or daughter (including any legally adopted children) or any descendant of either, the employee's stepson or stepdaughter, the employee's father or mother or any ancestor of either, the employee's stepfather or stepmother and the employee's spouse.

                   To the extent that stockholders of a company use it as a personal trading or investment medium and the company has no other substantial business, stockholders are regarded as beneficial owners, to the extent of their respective interests, of the stock thus invested or traded in. A general partner in a partnership is considered to have indirect beneficial ownership in the securities held by the partnership to the extent of his pro rata interest in the partnership. Indirect beneficial ownership is not, however, considered to exist solely by reason of an indirect interest in portfolio securities held by any holding company registered under the Public Utility Holding Company Act of 1935, a pension or retirement plan holding securities of an issuer whose employees generally are beneficiaries of the plan and a business trust with over 25 beneficiaries.

                   Any person who, directly or indirectly, creates or uses a trust, proxy, power of attorney, pooling arrangement or any other contract, arrangement or device with the purpose or effect of divesting such person of beneficial ownership as part of a plan or scheme to evade the reporting requirements of the Securities Exchange Act of 1934 shall be deemed the beneficial owner of such security.

                   The final determination of beneficial ownership is a question to be determined in light of the facts of a particular case. Thus, while the employee may include security holdings of other members of his family, the employee may nonetheless disclaim beneficial ownership of such securities.


                o "CHINESE WALL" POLICY - procedures designed to restrict the flow of information within Mellon from units or individuals who are likely to receive material nonpublic information to units or individuals who trade in securities or provide investment advice.

                o DIRECT FAMILY RELATION - employee's husband, wife, father, mother, brother, sister, daughter or son. Includes the preceding plus, where appropriate, the following prefixes/suffix: grand-, step-, foster-, half- and -in-law.

                o DISCRETIONARY TRADING ACCOUNT - an account over which the employee has no direct or indirect control over the investment decision making process.

                o EMPLOYEE - any employee of Mellon Financial Corporation or its more-than-50%-owned direct or indirect subsidiaries; includes all full-time, part-time, benefited and non-benefited, exempt and non-exempt, domestic and international employees; does not include consultants and contract or temporary employees

                o  EXEMPT SECURITIES - Exempt Securities are defined as:

                    - direct obligations of the government of the United
                      States;

                    - high quality short-term debt instruments;

                    - bankers' acceptances;

                    - bank certificates of deposit and time deposits;

                    - commercial paper;

                    - repurchase agreements;

                    - securities issued by open-end investment companies;

                o  FAMILY RELATION - see direct family relation.

                o GENERAL COUNSEL - General Counsel of Mellon Financial Corporation or any person to whom relevant authority is delegated by the General Counsel.

                o INDEX FUND - an investment company or managed portfolio which contains securities of an index in proportions designed to replicate the return of the index.

                o INITIAL PUBLIC OFFERING (IPO) - the first offering of a company's securities to the public through an allocation by the underwriter.

                o INVESTMENT CLUB - is a membership organization where investors make joint decisions on which securities to buy or sell. The securities are generally held in the name of the investment club. Since each member of an investment club participates in the investment decision making process, Insider Risk Employees, Investment Employees and Access Decision Makers belonging to such investment clubs must preclear and report the securities transactions contemplated by such investment clubs. In contrast, a private investment company is an organization where the investor invests his/her money, but has no direct control over the way his/her money is invested. Insider Risk Employees, Investment Employees and Access Decision Makers investing in such a private investment company are not required to preclear any of the securities transactions made by the private investment company. Insider Risk Employees, Investment Employees and Access Decision Makers are required to report their investment in a private investment company to the Manager of Corporate Compliance and certify to the Manager of Corporate Compliance that they have no direct control over the way their money is invested.

                o INVESTMENT COMPANY - a company that issues securities that represent an undivided interest in the net assets held by the company. Mutual funds are investment companies that issue and sell redeemable securities representing an undivided interest in the net assets of the company.

                o INVESTMENT ETHICS COMMITTEE is composed of investment, legal, compliance, and audit management representatives of Mellon and its affiliates. The members of the Investment Ethics Committee are:
                      President and Chief Investment Officer of The Dreyfus Corporation (Committee Chair)
                      General Counsel, Mellon Financial Corporation
                      Chief Risk Management Officer, Mellon Trust
                      Manager of Corporate Compliance, Mellon Financial Corporation
                      Corporate Chief Auditor, Mellon Financial Corporation Chief Investment Officer, Mellon Private Asset Management Executive Officer of a Mellon investment adviser
                     (rotating membership)
                   The Committee has oversight of issues related to personal securities trading and investment activity by Access Decision Makers.

                o MANAGER OF CORPORATE COMPLIANCE - the employee within the Audit and Risk Review Department of Mellon Financial Corporation who is responsible for administering the Securities Trading Policy, or any person to whom relevant authority is delegated by the Manager of Corporate Compliance.

                o MELLON - Mellon Financial Corporation and all of its direct and indirect subsidiaries.

                o OPTION - a security which gives the investor the right, but not the obligation, to buy or sell a specific security at a specified price within a specified time. For purposes of compliance with the Policy, any Mellon employee who buys/sells an option, is deemed to have purchased/sold the underlying security when the option was purchased/sold. Four combinations are possible as described below.

                      Call Options

                           Ifa Mellon employee buys a call option, the employee
                             is considered to have purchased the underlying security on the date the option was purchased.

                           Ifa Mellon employee sells a call option, the
                             employee is considered to have sold the underlying security on the date the option was sold.

                      Put Options

                           Ifa Mellon employee buys a put option, the employee
                             is considered to have sold the underlying security on the date the option was purchased.

                           Ifa Mellon employee sells a put option, the employee
                             is considered to have bought the underlying security on the date the option was sold.


                    Below is a table describing the above:
                             ------------------------------------------------
                                            Transaction Type
                             ------------------------------------------------
                    ---------------------------------------------------------
                    Option             Buy                     Sale
                      Type
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Put       Sale of Underlying         Purchase of
                                     Security          Underlying Security
                    ---------------------------------------------------------
                    ---------------------------------------------------------
                      Call    Purchase of Underlying    Sale of Underlying
                                     Security                Security
                    ---------------------------------------------------------


                o PRECLEARANCE COMPLIANCE OFFICER - a person designated by the Manager of Corporate Compliance and/or the Investment Ethics Committee to administer, among other things, employees' preclearance requests for a specific business unit.

                o PRIVATE PLACEMENT - an offering of securities that is exempt from registration under the Securities Act of 1933 because it does not constitute a public offering. Includes limited partnerships.

                o SENIOR MANAGEMENT COMMITTEE - the Senior Management Committee of Mellon Financial Corporation.

                o SHORT SALE - the sale of a security that is not owned by the seller at the time of the trade.




                               EXHIBIT A - SAMPLE INSTRUCTION LETTER TO BROKER

Date

Broker ABC
Street Address
City, State ZIP


Re:  John Smith & Mary Smith
     Account No. xxxxxxxxxxxx



In connection with my existing brokerage accounts at your firm noted above, please be advised that the Compliance Department of my employer should be noted as an "Interested Party" with respect to my accounts. They should, therefore, be sent copies of all trade confirmations and account statements relating to my account.

Please send the requested documentation ensuring the account holder's name appears on all correspondence to:


      Manager, Corporate Compliance          Preclearance Compliance Officer
      Mellon Bank                       or   (obtain address from your
      PO Box 3130 Pittsburgh, PA             designated Preclearance
      15230-3130                             Compliance Officer)

Thank you for your cooperation in this request.


Sincerely yours,



Employee


cc:  Manager, Corporate Compliance (151-4340) or Preclearance Compliance Officer